Exhibit 10.2
BEAZER HOMES USA, INC.
2010 EQUITY INCENTIVE PLAN
DIRECTOR AWARD AGREEMENT FOR
OPTION AND RESTRICTED STOCK
     THIS AWARD AGREEMENT (this “Agreement”) is made as of [                    ,] 2010 by and between BEAZER HOMES USA, Inc., a Delaware corporation (the “Company”), and                      (“Participant”).
WITNESSETH:
     WHEREAS, the Company pursuant to its 2010 Equity Incentive Plan (the “Plan”) wishes to make certain awards to Participant.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree to the terms set forth below. The terms of this Agreement shall be interpreted in accordance with the Plan, and any capitalized term used in this Agreement but not defined herein shall have the meaning set forth in the Plan.
1. GRANT OF OPTION TO ACQUIRE COMMON STOCK
     (a) Grant; Effective Date; Option Price. The Company hereby notifies Participant that the Company has granted to Participant in accordance with the Plan, and effective as of                     , 2010 (the “Option Effective Date”), the right and option (hereinafter referred to as the “Option”) to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of                      Shares at a price per Share equal to the closing price per Share as reported by the New York Stock Exchange (the “NYSE”) at the close of business on the Option Effective

Date ($                    ) (the “Option Price”), subject to adjustment as provided in Section 3 below. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
          The Company will at all times during the Option Term (as set forth in Section 1(b)(i) below) reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.
     (b) Duration and Exercisability of Option; Limitations on Exercisability.
          (i) The Option shall in all events terminate and no longer be exercisable at 11:59 p.m. (ET) on the seventh anniversary of the Option Effective Date (the period commencing on the Option Effective Date and ending at 11:59 p.m. (ET) on the seventh anniversary thereof being referred to herein as the “Option Term”).
          (ii) (A) The Option shall not be exercisable, in whole or in part, prior to the first anniversary of the Option Effective Date, but shall become vested and exercisable by Participant as to one third (1/3) of the aggregate Shares subject to the Option (rounded down to the nearest whole Share) on each of the first and second anniversaries of the Option Effective Date and with respect to the remaining Shares subject to the Option on the third anniversary of the Option Effective Date, provided that Participant has served continuously on the Board of Directors of the Company (the “Board”) from the Option Effective Date until each such vesting date.
               (B) Notwithstanding Section 1(b)(ii)(A) above, the Option shall become vested and exercisable in full upon the occurrence of a Change in Control (as defined in the Plan), if not vested and exercisable previously, provided that Participant has served continuously on the Board from the Option Effective Date until such Change in Control.
               (C) Notwithstanding Section 1(b)(ii)(A) above, the Option shall become vested and exercisable in full in the event that Participant’s service on the Board terminates due to retirement, death, becoming Disabled (as defined below) or an unsuccessful attempt by Participant to win re-election to the Board, if not vested and exercisable previously, provided that Participant has served continuously on the Board from the Option Effective Date until the date of retirement, death, becoming Disabled or an unsuccessful attempt by Participant to win re-election to the Board. For purposes of this Agreement, a Participant shall be deemed “Disabled” if the Participant becomes ill or is injured or otherwise becomes disabled or incapacitated such that, in the opinion of the Board, he/she cannot fully carry out and perform his/her duties as a Director, and such disability or incapacity shall continue for a period of forty-five (45) consecutive days. The term “disability” shall have a meaning correlating with the foregoing.
          (iii) During the lifetime of Participant, the Option shall be exercisable only by Participant (or, subject to Section 1(d)(ii) below, by Participant’s guardian or legal representative or Permitted Transferee (as hereinafter defined) to whom the Option has been gifted or transferred pursuant to a domestic relations order) and shall not be assignable or transferable by Participant other than (A) to an individual by will or the laws of descent and distribution, or (B) to a Permitted Transferee by gift or transfer pursuant to a domestic relations order. For purposes of this Agreement, “Permitted Transferee” shall mean (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act of 1933, as amended (the “Act”) (collectively “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and the Participant’s Immediate Family Members; or (D) any other transferee as may be approved by the Committee in its sole discretion.
          (iv) The exercise of all or any part of the Option shall only take effect at such time that the issuance of the Shares pursuant to such exercise will not violate any state or federal securities or other laws or the rules of the NYSE or any other exchange upon which the Company’s securities may then be trading. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time during which the Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification or any securities by the Company under the Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not affect the date on which the Option becomes vested or the Option Term pursuant to clause (i) of this Section 1(b) in any way other than to limit the periods during which the Option shall be exercisable.
     (c) No Rights as a Shareholder. Participant shall have none of the rights of a Shareholder with respect to Shares subject to the Option until such Shares shall have been issued to Participant upon exercise of the Option. No adjustments will be made for dividends or other distributions or rights if the applicable record date occurs before a stock certificate is issued pursuant to Participant’s exercise of the Option.
     (d) Effect of Termination of Service on Option.
          (i) In the event that Participant voluntarily resigns from or otherwise terminates his/her service on the Board (other than due to retirement, death, becoming Disabled or an unsuccessful attempt by Participant to win re-election to the Board and other than as the result of a Change in Control), both the vested and unvested portions of the Option shall terminate as of such date of resignation or termination and shall no longer be exercisable.
          (ii) In the event that Participant’s service on the Board terminates due to retirement, death, becoming Disabled or an unsuccessful attempt by Participant to win re-election to the Board, prior to the complete exercise of the Option, then the Option, to the extent vested and exercisable at that time pursuant to Section 1(b)(ii) hereof, may be exercised at any time within twelve (12) months after Participant’s termination of service on the Board, after which time any remaining portion of the Option shall terminate and no longer be exercisable. In this case, the Option may be exercised by Participant, his/her guardian or legal representatives or by any Permitted Transferee to whom the Option has been gifted or transferred pursuant to a domestic relations order, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as applicable, to the extent of the full number of Shares which Participant was entitled to purchase under the Option on the date of such termination of service on the Board, and subject to the condition that no portion of the Option shall be exercisable after the expiration of the Option Term.

     (e) Effect of a Change in Control of the Company on the Option. In the event of a Change in Control (as defined in the Plan), the Company shall use its commercially reasonable efforts to notify Participant that a Change in Control will occur and the Company shall give to Participant, in the Company’s sole discretion, either (i) a reasonable time thereafter within which to exercise any portion of the Option to the extent vested and exercisable and not exercised previously, prior to the effectiveness of such Change in Control, at the end of which time the Option shall terminate and no longer be exercisable (provided that, to the extent vesting of any portion of such Option is contingent on the Change in Control, the exercise of such portion of the Option shall also be contingent on consummation of the Change in Control), or (ii) the right, after the Change in Control, to exercise the remaining portion of the Option (or a substitute option) as to such number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such Change in Control as may be determined in accordance with Section 3 below. Alternatively, the Committee, in its sole discretion, may provide for the redemption of the unexercised portion of the Option at the time of the Change in Control in exchange for an amount of cash or other property equal to the excess of (i) the amount of cash or other property that would have been realized by Participant on the Change in Control with respect to the Shares subject to such portion of the Option had such portion of the Option been exercised immediately prior to the Change in Control over (ii) the aggregate Option Price for such number of Shares subject to the unexercised portion of the Option.
     (f) Manner of Exercise; Form of Payment.
          (i) The Option can be exercised only by Participant or other proper party (as permitted by Section 1(b)(iii) above) by delivering a timely written notice to the Company at its principal office. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment in full of the Option Price for all Shares designated in the notice.
          (ii) Participant may pay the Option Price in cash, by check (bank check, certified check or personal check), by money order or by wire transfer. In addition, with the approval of the Committee, Participant may pay the Option Price by (A) having the Company withhold a portion of the Shares otherwise to be delivered upon the exercise of the Option having a Fair Market Value equal to the Option Price; (B) delivering to the Company (actually or by attestation) Shares other than the Shares issuable upon the exercise of the Option with a Fair Market Value equal to the Option Price; (C) a cashless exercise through a broker; or (D) any combination of cash, check, money order or wire transfer and any of Sections 1(f)(ii)(A) through (C). Any election to have Shares withheld must be made on or before the date that the Option Price is to be paid.
2. AWARD OF RESTRICTED STOCK
     (a) Award; Effective Date. The Company hereby notifies Participant that, effective as of                     , 2010 (the “Restricted Stock Effective Date”), the Company has awarded to Participant                      Shares, subject to the terms of the Plan and subject to such further restrictions as are set forth below. Such restricted Shares are hereinafter referred to as “Restricted Stock.”
     (b) Vesting; Change in Control; Restrictions. (i) Subject in each case to the provisions of this Section 2, Participant’s rights with respect to the Restricted Stock awarded hereunder shall vest as follows: 100% of the Restricted Stock awarded will vest on the third anniversary of the Restricted Stock Effective Date, provided that Participant has served continuously on the Board from the Restricted Stock Effective Date until such vesting date.
          (ii) Notwithstanding Section 2(b)(i) above, upon the occurrence of a Change in Control, all Restricted Stock not vested previously shall become immediately vested, provided that Participant has served continuously on the Board from the Restricted Stock Effective Date until such Change in Control.
          (iii) Notwithstanding Section 2(b)(i) above, in the event that Participant’s service on the Board terminates due to retirement, death, becoming Disabled or an unsuccessful attempt by Participant to win re-election to the Board, the Restricted Stock not vested previously shall become immediately vested, provided that Participant has served continuously on the Board from the Restricted Stock Effective Date until the date of retirement, death, becoming Disabled or an unsuccessful attempt by the Participant to win re-election to the Board.
          (iv) Prior to vesting, the Restricted Stock shall not be voluntarily or involuntarily sold, assigned, transferred, pledged, alienated, hypothecated or encumbered by Participant, other than by will or the laws of descent and distribution.
          (v) Prior to vesting, Participant shall have voting rights and receive dividends, if and when declared, on the Restricted Stock held by the Company on behalf of Participant.
     (c) Forfeiture of Restricted Stock. In the event that Participant voluntarily resigns from or otherwise terminates his/her service on the Board (other than due to retirement, death, becoming Ddisabled or an unsuccessful attempt by Participant to win re-election to the Board and other than as a result of a Change in Control), then the Restricted Stock which is held by Participant on the date of such resignation or termination shall be forfeited by Participant, and the Company shall have no further obligation to Participant with respect to such forfeited Restricted Stock.
     (d) Stock Certificates. The Restricted Stock awarded hereunder shall be held in a book entry account by the Company. Appropriate adjustments shall be made by the Company to the Restricted Stock awarded hereunder to reflect changes made by the Committee pursuant to those events described in Section 3 below. Upon vesting of the Restricted Stock awarded hereunder, a certificate or certificates representing such Shares shall be delivered to the Participant, which certificate or certificates may contain such legends as the Company, in its sole discretion, deems necessary or advisable in connection with applicable securities laws. Such certificates shall be delivered as soon as administratively practicable, but no later than 30 days after vesting.
3. ADJUSTMENTS
     If there shall be any change in the Shares through (i) dividends or other distributions (whether in the form of cash, Shares, other securities or other property), (ii) recapitalization, (iii) stock split, (iv) reverse stock split, (v) reorganization, (vi) merger, (vii) consolidation, (viii) split-up, (ix) spin-off, (x) combination, (xi) repurchase or exchange of Shares or other securities of the Company, (xii) issuance of warrants or other rights to purchase Shares or other securities of the Company or (xiii) other similar corporate transaction or event that affects the Shares, then appropriate adjustments in the outstanding portion of the Option or Restricted Stock shall be made by the Committee, in its sole discretion under the Plan, in order to prevent or dilution or enlargement of the Option or Restricted Stock rights contemplated hereby. Such adjustments may include, where appropriate, changes in the number and type of Shares subject to the Option or Restricted Stock and/or the Option Price.
4. MISCELLANEOUS
     (a) The Plan. The grant of the Option and award of Restricted Stock provided for herein are made pursuant to the Plan and are subject to its terms. The Plan is available for inspection during business hours at the principal offices of the Company (currently located at 1000 Abernathy Road, Suite 1200, Atlanta, Georgia 30328), and a copy of the Plan may be obtained by Participant through a request in writing therefor directed to the Secretary of the Company. To the extent the terms of this Agreement are inconsistent with the Plan, the terms of the Plan shall control.
     (b) No Right to Continued Service. This Agreement shall not confer on Participant any right with respect to continuance of service as a director on the Board, nor will it interfere in any way with the right of the Company or its shareholders to terminate Participant’s service as a director on the Board.
     (c) Waivers. No waiver at any time of any term or provision of this Agreement shall be construed as a waiver of any other term or provision of this Agreement and a waiver at any time of any term or provision of this Agreement shall not be construed as a waiver at any subsequent time of the same term or provision.
     (d) Headings. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions hereof.

     (e) Counterparts. This Agreement may be executed via facsimile transmission signature and in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
     (f) Board and Committee Determinations. All matters to be determined by the Board or any committee thereof, including, without limitation, the Compensation Committee, pursuant to the terms of this Agreement shall be determined by the members of the Board or such duly authorized committee without the vote of Participant.
     (g) Law Governing Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this DIRECTOR AWARD AGREEMENT FOR OPTION AND RESTRICTED STOCK covering the grant of Option and award of Restricted Stock effective as of                     , 2010.

BEAZER HOMES USA, INC.
By:
Fred J. Fratto
Senior Vice President, Human Resources

PARTICIPANT

Name